ANNUAL REPORT

[Graphic]

RICHARD B. FISHER
President
Federated Adjustable Rate
U.S. Government Fund, Inc.

President's Message

Dear Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present its eighth Annual Report. This fund invests in short-term adjustable rate securities issued by agencies of the U.S. government as well as the U.S. Treasury. These issues have higher yields than short-term money market instruments 1 and are, of course, subject to interest rate move ments.

This report covers the 12-month reporting period from March 1, 1998 through February 28, 1999. It begins with an interview with the fund's portfolio man ager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. She offers her views on today's interest rate environment, fund per formance and the fund's investments in U.S. government agencies and Treasury securities. Following her discussion are three additional items of share holder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's adjustable rate securities, and third is the publication of the fund's financial state ments.

Shareholders have received generous monthly income from the fund's conserva tive portfolio of adjustable rate mortgage backed securities with an average duration of one year.

Over the 12-month reporting period, the fund paid income distributions total ing $0.48 per share. The share price stood at $9.52 on the first day of the reporting period and $9.43 on the last day. The fund's total return perfor mance during the reporting period was 4.20%, 2 based on net asset value. On February 28, 1999, the fund's 30-day SEC yield was 5.35%. 3

1 Unlike money market funds, which strive to maintain a stable $1.00 share price, the share value of the fund will fluctuate in value.

2 Performance quoted is based on net asset value, represents past perfor mance, and is not indicative of future results. Investment return and prin cipal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's one-year total return as of February 28, 1999, reflecting the 1.00% contingent deferred sales charge, was 3.20%.

3 The 30-day SEC yield is calculated by dividing the investment income per share for the prior 30 days by the maximum offering price per share on that date. The figure is compounded and annualized.

On February 28, 1999, most of the fund's $140 million in net assets were invested in U.S. government mortgage-backed securities, with the remainder invested in U.S. Treasuries and a repurchase agreement. The fund main tained its AAAf rating by Standard & Poor's Ratings Group, the highest quality rating available for a mutual fund. 4

Thank you for participating in Federated Adjustable Rate U.S. Government Fund, Inc. as a conservative way to pursue investment income. I ask that you consider the advantages of adding to your account on a regular basis and reinvesting your dividends. As always, we welcome your comments and ques tions.

Sincerely,

[Graphic]

Richard B. Fisher
President
April 15, 1999

4 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, does not remove market risks. Ratings are subject to change.

[Graphic]

KATHY FOODY-MALUS
Vice President
Federated Investment Management Company

Investment Review

WHAT ARE YOUR COMMENTS ON THE FIXED-INCOME MARKET DURING THE FUND'S FISCAL YEAR?

During 1998, the "Goldilocks" U.S. economy continued to perform as adver tised-not too hot and not too cold. The economic drag from weak foreign econ omies impacted the manufacturing side but not the rest of the U.S. economy. Over the last year, the U.S. Treasury market posted very strong performance versus other fixed-income issues. The key factors driving the performance of U.S. Treasuries were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, overseas turmoil, and heightened liquidity premiums. The first half of the reporting period saw a continued flattening of the yield curve between 1-year and 10-year U.S. Treasuries.

During this period, the yield spread between 1-year and 10-year U.S. Treasuries declined from 23 basis points to 12 basis points. The turning point for investors was the emerging market crisis in Russia and Latin Amer ica. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed-income asset classes. At the peak of this turmoil, yields on longer maturity Treasuries fell to levels not seen in over a generation. For example, the yield on the 10-year U.S. Treasury reached a low of 4.16%.

During this time of turmoil, the Federal Reserve Board (the "Fed") eased the Federal Funds Target Rate by 75 basis points over a 3-month time frame to provide stability to the markets. As the markets stabilized, there was a par tial reversal by investors out of U.S. Treasuries and into other fixed-income securities. As the fiscal year ended, the yield spread between 1-year and 10-year U.S. Treasuries increased from 12 to 43 basis points.

While the last 12 months have been trying times for investors in fixed-income securities, investors in the adjustable rate sector are starting to benefit as the new fiscal year begins.

HOW DID THIS VOLATILE ENVIRONMENT IMPACT THE PERFORMANCE OF THE ADJUSTABLE RATE MORTGAGES ("ARMS") MARKET?

While investors in U.S. Treasuries cheered the events of 1998, the same was not true of investors in ARMs. Investors in ARMs were faced with declining fixed mortgage rates and the flattest yield curve since the late 1980s. This presented an environment of historically fast prepayments and low liquidity. The combination of low fixed mortgage rates and a relatively flat yield curve created a significant refinancing incentive for existing ARMs homeowners and limited new origination of ARMs. From 1997 to 1998, new origination of con ventional ARMs declined by 23%.

Decline in new origination in the Government National Mortgage Association ("GNMA") sector was even more pronounced. Supply was constrained in early 1998 due to the announcement by the Federal Housing Administration ("FHA") that they had reached their limit to guarantee GNMA ARMs for their fiscal year. This announcement effectively eliminated trading in newly originated GNMA ARMs until the start of the FHA's new fiscal year, October 1, 1998. The combination of these factors, plus the global turmoil in the third quarter of 1998 and liquidity constraints, combined to push spreads significantly wider.

HOW HAVE YOU STRUCTURED THE FUND'S PORTFOLIO TO HELP REDUCE EXPOSURE TO PRE PAYMENT RISK?

The combination of low fixed mortgage rates combined with a flattening yield curve over the last several years has created the perfect environment for fast prepayments.

This environment has resulted in homeowners of adjustable rate mortgages experiencing rate increases on their mortgages above where they could obtain a fixed rate mortgage. Consequently, our goal is to reduce the prepayment risk by using other securities in the overall portfolio structure. The strat egy of the portfolio during this environment has been to maintain the minimum allocation (65%) allowable by the fund's prospectus to the adjustable rate sector. Allocation of the other 35% has been to securities that offer prepay ment protection. This portion of the portfolio used a variety of fixed rate short-duration securities throughout the fiscal year. The securities favored included short-term U.S. Treasuries, short average life collateralized mort gage obligations and newly originated 15-year mortgages with coupons of 6.00%-7.00%.

HOW DID FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. PERFORM FOR SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME DURING THE REPORTING PERIOD?

The fund paid a consistent monthly dividend stream of $0.04 per share, total ing $0.48 per share, over the 12-month reporting period from March 1, 1998 through February 28, 1999. The fund's total return for the same period, based on net asset value, was 4.20%. 1 This compares to a total return of 5.36% for the Merrill Lynch 1-Year Treasury Note Index2 and 5.00% for the Merrill Lynch 2-Year Treasury Note Index. 2 The Lipper Adjustable Rate Mortgage Funds Aver age produced an average return of 4.00% for the same time period. 3

HOW WERE THE ASSETS OF THE FUND ALLOCATED AMONG DIFFERENT TYPES OF MORTGAGE-BACKED SECURITIES AT THE END OF THE REPORTING PERIOD?

As of February 28, 1999, the fund's portfolio was primarily invested in the following types of issues:

                                                                PERCENTAGE OF
                                           MATURITIES           NET ASSETS
            Federal National Mortgage Association 12/1/10 to 5/1/36 32.91%
Federal Home Loan Mortgage Corporation 6/15/08 to 4/1/29 31.93% Government
National Mortgage Association 3/15/10 to 2/20/29 30.08%

WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF 1999?

From a fundamental standpoint, the ARMs sector shows signs of promise as the new year begins. The recent steepening of the yield curve combined with higher fixed mortgage rates should increase the attractiveness of ARMs as an alternative for home buyers.

1 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the period, reflecting the 1.00% contingent deferred sales charge, was 3.20%.

2 The Merrill Lynch 1-Year and 2-Year Treasury Note Indexes comprise the most recently issued 1-year and 2-year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6 and 12 months as well as year-to-date. These indexes are unmanaged, and invest ments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

Two Ways You May Seek to Invest for Success:

RESULTS OF AN $8,000 INVESTMENT

If you made an initial investment of $8,000 in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $11,285 on 2/28/99. You would have earned a 4.63% average annual total return for the investment life span. 1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the fund's average annual 1-year, 5-year and since inception (7/25/91) total returns were 3.28%, 4.89% and 4.72%, respectively. 1

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical initial investment of $8,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $11,285 on 2/28/99.

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge. A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. Data quoted represents past performance and does not guarantee future results. Invest ment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR SEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $9,687.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $8,000, but your account would have reached a total value of $9,6871 by 2/28/99. You would have earned an average annual total return of 4.66%.

A practical investment plan helps you pursue current income from U.S. govern ment securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $10,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 in the fund for seven years, assuming the reinvestment of capital gains and dividends, would have grown to $9,687 on 2/28/99.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing reg ularly over time and buying shares at various prices, investors can pur chase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

 Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue pur chases through periods of low price levels.

Hypothetical Investor Profile-
Investing for Growth

Eight years ago, in July 1991, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Adjustable Rate U.S. Gov ernment Fund, Inc. because it invests in government securities which tradi tionally are some of the safest, most creditworthy securities issued in America. 1

The Laughlins' account totaled $141,056 as of 2/28/99 for an average annual total return of 4.63%. 2

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 7/25/91 to 2/28/99. The "y" axis is measured in increments of $30,000 ranging from $0 to $150,000 and indicates that the ending value of a hypothetical initial investment of $100,000 in the fund, assuming the reinvestment of capital gains and dividends, would have grown to $141,056 on 2/28/99.

1 Fund shares are not guaranteed and their value will fluctuate with market conditions.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Adjustable Rate
U.S. Government Fund, Inc.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Fed erated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") from July 25, 1991 (start of performance) to February 28, 1999, compared to the Lipper Adjust able Rate Mortgage Funds Average ("LARMFA"), 2 the Merrill Lynch 1-Year Trea sury Index ("ML1YRTI"),3 and the Merrill Lynch 2-Year Treasury Index ("ML2YRTI"). 3

Average Annual Total Return4 for
the Period Ended
February 28, 1999
1 Year                           3.20%
5 Years                          4.72%
Start of Performance (7/25/91)   4.69%

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is represented by a solid line. The Lipper Adjustable Rate Mortgage Funds Average ("LARMFA") is represented by a dotted line; the Merrill Lynch 1-Year Treasury Index ("ML1YRTI") is represented by a broken line; and the Merrill Lynch 2-Year Treasury Index ("ML2YRTI") is represented by dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LARMFA, the ML1YRTI, and the ML2YRTI. The "x" axis reflects computation periods from 7/25/91 (the Fund's start of performance) to 2/28/99. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $16,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LARMFA, the ML1YRTI and the ML2YRTI. The ending values were $14,167, $13,626, 14,850 and $15,744, respectively.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% con tingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the rein vestment of all dividends and distributions. The LARMFA, ML1YRTI and ML2YRTI have been adjusted to reflect reinvestment of dividends on securi ties in the indexes and average.

2 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a Fund's performance.

3 The ML1YRTI and the ML2YRTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

4 Total returns quoted reflects the contingent deferred sales charge.

Portfolio of Investments

FEBRUARY 28, 1999

PRINCIPAL
AMOUNT                                                                 VALUE
                 LONG-TERM OBLIGATIONS-96.7%
  $ 41,804,367   FEDERAL HOME LOAN MORTGAGE CORP. ARM-30.5%
                 6.792% - 7.500%, 4/1/2018 - 4/1/2029                           $  42,668,070
     2,016,569   FEDERAL HOME LOAN MORTGAGE CORP. REMIC-1.4%
                 Series 1544-E, 6.250%, 6/15/2008                                   2,021,369
    18,919,037   FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM-13.8%
                 5.936% - 7.013%, 7/1/2018 - 5/1/2036                              19,245,588
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC-5.7%
     2,969,100   Series 93-206E, 5.650%, 5/25/2017                                  2,955,412
     5,000,000   Series 98-36PA, 6.250%, 7/18/2013                                  5,006,784
                 TOTAL                                                              7,962,196
    18,597,048   FEDERAL NATIONAL MORTGAGE ASSOCIATION-13.5%
                 6.000 - 12.250, 12/1/2010 - 11/1/2015                             18,853,784
    32,255,270   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM-23.4%
                 5.000% - 6.875%, 3/20/2017 - 2/20/2029                            32,793,872
     8,174,115   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-6.6%
                 11.000 - 12.000, 3/15/2010 - 7/15/2019                             9,301,623
     2,500,000   UNITED STATES TREASURY SECURITY-1.8%
                 4.000%, 10/31/2000                                                2,454,600
                 TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $135,462,788)       135,301,102
                 REPURCHASE AGREEMENT-1.4% 1
     1,960,000   ABN AMRO, Inc., 4.860%, dated 2/26/1999, due 3/1/1999 (at
                 amortized cost)                                                    1,960,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $137,422,788) 2             $ 137,261,102

1 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $137,422,788. The net unrealized depreciation of investments on a federal tax basis amounts to $161,686 which is comprised of $438,148 appreciation and $599,834 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets ($139,967,507) at February 28, 1999.

The following acronyms are used throughout this portfolio:

ARM   -Adjustable Rate Mortgage
REMIC -Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999

ASSETS:
Total investments in securities, at value (identified and
tax cost $137,422,788)                                                         $ 137,261,102
Cash                                                                                   3,011
Income receivable                                                                  2,282,151
Receivable for shares sold                                                         1,077,395
TOTAL ASSETS                                                                     140,623,659
LIABILITIES:
Payable for shares redeemed                                      $ 393,702
Income distribution payable                                        213,806
Payable for shareholder services fee                                25,806
Accrued expenses                                                    22,838
TOTAL LIABILITIES                                                                    656,152
Net assets for 14,850,336 shares outstanding                                   $ 139,967,507
NET ASSETS CONSIST OF:
Paid in capital                                                                $ 182,781,621
Net unrealized depreciation of investments                                          (161,686)
Accumulated net realized loss on investments                                     (42,811,774)
Undistributed net investment income                                                  159,346
TOTAL NET ASSETS                                                               $ 139,967,507
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE:
Net Asset Value Per Share ($139,967,507 / 14,850,336 shares
outstanding)                                                                           $9.43
Redemption Proceeds Per Share (99.00/100 of $9.43)1                                     $9.34

1 See "What Do Shares Cost" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME:
Interest                                                                                        $  9,642,945
EXPENSES:
Investment advisory fee                                                       $   955,395
Administrative personnel and services fee                                         125,000
Custodian fees                                                                     14,802
Transfer and dividend disbursing agent fees and expenses                           88,289
Directors'/Trustees' fees                                                          13,319
Auditing fees                                                                      17,292
Legal fees                                                                          3,738
Portfolio accounting fees                                                          45,704
Distribution services fee                                                         398,081
Shareholder services fee                                                          398,081
Share registration costs                                                           19,783
Printing and postage                                                               33,039
Insurance premiums                                                                  3,497
Taxes                                                                              19,075
Miscellaneous                                                                      13,589
TOTAL EXPENSES                                                                  2,148,684
WAIVERS:
Waiver of investment advisory fee                            $ (119,907)
Waiver of distribution services fee                            (382,158)
Waiver of shareholder services fee                              (15,923)
TOTAL WAIVERS                                                                    (517,988)
Net expenses                                                                                       1,630,696
Net investment income                                                                              8,012,249
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                                     (39,240)
Net change in unrealized depreciation of investments                                              (1,414,222)
Net realized and unrealized loss on investments                                                   (1,453,462)
Change in net assets resulting from operations                                                  $  6,558,787

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED FEBRUARY 28                                              1999                1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                             $   8,012,249       $  11,085,296
Net realized gain (loss) on investments transactions
($135,710 and $732,553, respectively, as computed for
federal tax purposes)                                                   (39,240)            732,553
Net change in unrealized depreciation of investments                 (1,414,222)         (1,619,779)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        6,558,787          10,198,070
NET EQUALIZATION CREDITS (DEBITS)                                             -             (47,779)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                             (7,982,323)        (11,003,484)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                          3,063,993           5,903,553
Net asset value of shares issued to shareholders in payment
of distributions declared                                             5,059,352           6,981,358
Cost of shares redeemed                                             (50,336,231)        (52,875,114)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS              (42,212,886)        (39,990,203)
Change in net assets                                                (43,636,422)        (40,843,396)
NET ASSETS:
Beginning of period                                                 183,603,929         224,447,325
End of period (including undistributed net investment income
of $159,346 and $129,391, respectively)                           $ 139,967,507       $ 183,603,929

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED FEBRUARY 28 OR 29                             1999         1998         1997          1996         1995
NET ASSET VALUE, BEGINNING OF PERIOD                    $  9.52      $  9.56      $  9.55      $  9.46      $  9.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.48         0.53         0.52         0.54         0.47
Net realized and unrealized gain (loss) on investments    (0.09)       (0.04)        0.03         0.08        (0.32)
TOTAL FROM INVESTMENT OPERATIONS                           0.39         0.49         0.55         0.62         0.15
LESS DISTRIBUTIONS:
Distributions from net investment income                  (0.48)       (0.53)       (0.52)       (0.53)       (0.47)
Distributions in excess of net investment income 1            -            -        (0.02)           -        (0.01)
TOTAL DISTRIBUTIONS                                       (0.48)       (0.53)       (0.54)       (0.53)       (0.48)
NET ASSET VALUE, END OF PERIOD                          $  9.43      $  9.52      $  9.56      $  9.55      $  9.46
TOTAL RETURN 2                                             4.20%        5.25%        5.90%        6.77%        1.58%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   1.02%        1.10%        1.02%        1.02%        1.02%
Net investment income                                      5.03%        5.53%        5.42%        5.67%        4.76%
Expense waiver/reimbursement 3                             0.33%        0.28%        0.42%        0.34%        0.30%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $139,968     $183,604     $224,447     $304,191     $419,095
Portfolio turnover                                           55%          67%         108%         144%         170%

1 Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999

ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is regis tered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objec tive of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing ser vice. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approxi mates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $42,636,824, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryfor ward will expire as follows:

                  EXPIRATION
EXPIRATION YEAR   AMOUNT
2001              $  5,114,335
2002                12,916,149
2003                21,867,393
2004                 2,738,947

EQUALIZATION

Effective March 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income. The financial statements included herein reflect the following reclass entry to close out accumulated equalization of $50,259 as of August 31, 1998.

     INCREASE (DECREASE)
                  UNDISTRIBUTED
                  NET INVESTMENT
PAID IN CAPITAL   INCOME
$(50,259)                $50,259

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTION

The Fund enters into dollar roll transactions, with respect to mortgage secu rities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At February 28, 1999, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

YEAR ENDED FEBRUARY 28                                         1999           1998
Shares sold                                                     323,500        617,746
Shares issued to shareholders in payment of distributions
declared                                                        534,199        731,042
Shares redeemed                                              (5,297,637)    (5,527,238)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                 (4,439,938)    (4,178,450)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain share holder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1999, were as follows:

Purchases     $  84,664,355
Sales         $ 117,890,423

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

Effective March 31, 1999, Federated Advisers, Adviser to the Fund, merged into Federated Investment Management Company.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities, includ ing the portfolio of investments, of Federated Adjustable Rate U.S. Government Fund, Inc. as of February 28, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial high lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. Our procedures included confirmation of the securities owned as of February 28, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant esti mates made by management, as well as evaluating the overall financial state ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Adjust able Rate U.S. Government Fund, Inc. as of February 28, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Boston, Massachusetts
April 9, 1999

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JOHN F. CUNNINGHAM
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
RICHARD B. FISHER
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

NICHOLAS J. SEITANAKIS
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other govern ment agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning its objective and policies, management fees, expenses and other information.

AS OF FEBRUARY 28, 1999

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 FEDERATED
 WORLD-CLASS INVESTMENT MANAGER

 ANNUAL REPORT

Federated Adjustable Rate
U.S. Government Fund, Inc.

Established 1991

8TH ANNUAL REPORT

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FEDERATED
Federated Adjustable Rate U.S. Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314072109
G00588-01 (4/99)

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